COMMITMENTS AND CONTINGENT LIABILITIES	12 Months Ended
Dec. 31, 2018
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENT LIABILITIES
NOTE 11:-	COMMITMENTS AND CONTINGENT LIABILITIES

a.	Lease commitments:

The Company and its subsidiaries lease their facilities and motor vehicles under various operating lease agreements that expire on various dates. Aggregate minimum rental commitments under non-cancelable leases at December 31, 2018, are as follows:

2019	5,104
2020	1,331
2021	546
2022	215
2023 and thereafter	120

7,316

Expenses for lease of facilities for the years ended December 31, 2016, 2017 and 2018 were approximately $ 4,235, $ 4,675 and $ 4,979, respectively.

Expenses for the lease of motor vehicles for the years ended December 31, 2016, 2017 and 2018 were approximately $ 735, $ 814 and $ 862, respectively.

b.
During 2016, 2017 and 2018, the Company received several grants from the Israeli Innovation Authority ("IIA"). The grants require the Company to comply with the requirements of the Research and Development Law, however, the Company is not obligated to pay royalties on sales of products based on technology or know how developed from the grants. In a case involving the transfer of technology or know how developed from the grants outside of Israel, the Company may be required to pay royalties related to past sales of products based on the technology or the developed know how. The Company recorded income from IIA grants for the years ended December 31, 2016, 2017 and 2018 in the amount of $ 2,536, $ 1,548 and $ 1,174, respectively.

c.	Charges and guarantees:

As of December 31, 2017 and 2018, the Company provided bank guarantees in an aggregate amount of $ 43,914 and $ 72,842 (including bank guarantee disclosed in Note 11d), respectively, with respect to tender offer guarantees, financial guarantees, warranty guarantees and performance guarantees to its customers. In addition, the Company has a collateral deposit in the amount of $ 941 for outstanding bank guarantee.

d.
In September 2018, the Company signed commercial agreements with Orocom, a new operator in Peru, to provide broadband connectivity in rural regions. The Peruvian Government (“Fitel”) chose Orocom for the deployment of transport and broadband access networks in three of six regions in Peru. Orocom is owned by a consortium of companies, comprising telecommunications license holders as well as companies with expertise in fiber-based technologies.

After signing the commercial agreements mentioned above and an operating agreement with Orocom and its shareholders, the Company provided, in the second quarter of 2018, bank guarantees amounting to $29.1 million, on behalf of Orocom to Fitel, to secure the return of a down payment to be received by Orocom, or part of it, in case Orocom fails to meet the down payment related obligations. These bank guarantees came into effect in July 2018, when a down payment of $29.1 million was received by Orocom. Orocom’s down payment related obligations include primarily meeting specifications and timelines as defined in the agreement between Orocom and Fitel, unless justified or otherwise agreed between these parties; using the funds provided by Fitel properly for the purpose of the project; and maintaining certain composition of shareholders in Orocom for at least three years. The Company’s bank guarantees may be gradually reduced as the network build-out process progresses. Should Orocom meet its down payment related obligations towards Fitel, the bank guarantees are expected to be returned to the Company by the end of 2019.

Provisions of the operating agreement mentioned above grant the Company certain protective rights in Orocom during the network build-out phase and until the bank guarantees are returned to the Company, as well as recovery rights against Orocom and its shareholders. These protective rights include, among others, two seats in Orocom’s board of directors that comprise half of the board seats; a requirement for receipt of consent by all board members to various decisions, including but not limited to, for the approval of any commitment exceeding one hundred thousand dollars; and full access to Orocom’s books and records and any other data, including audit rights. Based on the above, Orocom and its shareholders were defined as related companies. For more information see note 17.

e.	Litigations:

On January 5, 2015, a motion to approve a purported class action, naming the Company, its CEO and its directors as defendants, was filed with the District Court of Tel-Aviv (Economic Department), on behalf of holders of ordinary shares, including those who purchased shares during the period following the Company's follow on public offering in July 2014 (the "Motion").

The purported class action is based on Israeli law and alleges breaches of duties by the Company and its management on account of false and misleading statements in the Company's SEC filings and public statements, during the period between July and October 2014. The plaintiff's principal claim is that immediately prior to the follow on public offering, the defendants presented misleading guidance concerning the expected financial results for the third quarter of 2014, indicating an anticipated improvement in the rate of gross profit based on orders which were already received by the Company at the time of such presentation. Although the plaintiff admits that, in accordance with the actual results for the third quarter, the Company did meet the guidance as far as revenues were concerned, the actual rate of gross profit turned out to be much lower than the one anticipated. Plaintiff argues that at the time such guidance was presented by the defendants, they already knew, or should have known, that it was incorrect. The plaintiff seeks specified compensatory damages in a sum of up to $75 million, as well as attorneys' fees and costs.

The Motion was served to the Company on January 6, 2015 and the Company filed its response on June 21, 2015. On October 22, 2015, the plaintiff filed a request for discovery of specific documents. The Company filed its response to the plaintiffs' request for discovery on January 25, 2016, and the plaintiffs submitted their response on February 24, 2016. On June 8, 2016, the District Court partially accepted the plaintiff's request for discovery, and ordered the Company to disclose some of the requested documents. The Company's request to appeal this decision was denied by the Supreme Court on October 25, 2016, and the Company disclosed the required documents to the plaintiffs. The plaintiffs filed their reply to the Company's response to the motion on April 2, 2017.  In May 2017 the Company filed two requests: the first, requesting to dismiss the Plaintiff's response to the Company's defense, or, alternatively, to allow the Company to respond to it; the second, to precede discussion with regards to the legal question of the governing law. A preliminary hearing was held on May 22, 2017, where the court set dates for response to the Company's above-mentioned requests and for evidence hearings. On July 17, 2017, the court allowed the Company to respond to the plaintiff's response and on July 29, 2017 the Court denied the Company's second request. The Company filed its response to the plaintiff's response on September 18, 2017.

On October 2, 2017, the plaintiff filed a request to summon its Chairman of the Board, Mr. Zisapel, and its CEO, Mr. Palti, to the upcoming evidence hearing. The Company filed its response to this request on October 26, 2017; and the Plaintiff filed its reply to Company's response.

The first evidence hearing took place on November 2, 2017. During this hearing the Company agreed to consider summoning to the second evidence hearing one of the above-mentioned Company's officers, and on November 8, 2017, the Company advised the court that it agrees that Mr. Palti will be summoned to the next evidence hearing. The second and final evidence hearing took place on January 8, 2018, and the court set dates for submitting summaries, which were submitted to the court as follows:

The Plaintiff submitted his summaries on March 21st, 2018;

The Defendants submitted their summaries on June 12th, 2018;

The Plaintiff submitted his reply summaries on September 5th, 2018.

On October 4th, 2018, an interim decision regarding dual listed companies, which corresponds with the Company’s arguments in this case, was rendered by the Supreme Court of Israel. In light of this, on October 15th, 2018, the plaintiff asked from court to add a plea to his summaries. Court has approved and gave to the defendants the right to reply. In accordance, the Company’s response was submitted on December 4th, 2018. Plaintiff’s reply to Company’s response was submitted on December 26 th , 2018.

After submission of the summaries and the responses to plaintiff’s plea, the court is expected to issue its decision whether to approve the Motion or deny it.

The Company believes that it has a strong defense against the allegations referred to in the Motion and that the District Court should deny it. The Company is not a party to any other material legal proceedings.